TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Managers                                          5
   Financial Information:
      Statement of Assets and Liabilities                             7
      Portfolio of Investments in Securities                          8
      Notes to Portfolio of Investments in Securities                11
      Statement of Operations                                        12
      Statements of Changes in Net Assets                            13
      Notes to Financial Statements                                  14

================================================================================

                            IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.




                                INVESTMENT REVIEW

INCOME STRATEGY FUND

OBJECTIVE: To seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.


                                                     5/31/97         11/30/97
        Net Assets............................... $13.9 MILLION    $22.4 MILLION
        Net Asset Value Per Share................    $10.84           $11.63

        AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
        May 31, 1997 to November 30, 1997...............................  9.60%+
        1 Year.......................................................... 11/30%
        Since inception on September 1, 1995............................ 11.73%

        + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

        30-Day SEC Yield on November 30, 1997...........................  4.51%*
        *Calculated as prescribed by the Securities and Exchange Commission.



Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



       CUMULATIVE PERFORMANCE COMPARISON FOR A $10,000 INVESTMENT

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, to the Lehman Brothers Aggregate Bond Index and the Lipper General Bond Funds Average from 9/1/95 to 11/30/97, The data points from the graph are as follows:


               USAA           LEHMAN BROTHERS          LIPPER GENERAL
          INCOME STRATEGY     AGGREGATE BOND             BOND FUNDS
               FUND                INDEX                  AVERAGE

09/01/95      10,000              10,000                  10,000
12/95         10,995              10,527                  10,563
06/96         10,468              10,400                  10,539
12/96         11,324              10,910                  11,225
06/97         11,985              11,247                  11,710
11/97         12,851              11,844                  12,206


The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper General Bond Funds Average is the average performance level of all general bond funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund to the Index and the Lipper Average.



                            MESSAGE FROM THE MANAGERS

[Photograph of Portfolio Managers appears here: Pamela K. Bledsoe, CFA (Money Market Instruments), R. David Ullom, CFA (Stocks), and John W. Saunders, Jr., CFA (Allocation Manager, Bonds).]

Fund Overview
Once again we are reporting that more record highs were seen in the stock market during this six-month reporting period, a trend that we have reported since the Fund began on September 1, 1995. Interest rates have generally declined in this reporting period, producing the best bond market we have seen in the past two years. Accordingly, your Fund has performed very well. In fact, it is ranked number one among 27 funds for total return in the Lipper(1) General Bond category for the latest twelve months ending November 30, 1997. Total returns for the one-year period and since inception were 11.30% and 11.73%, respectively.

The Fund's investment categories were rebalanced within their respective ranges in November. At the end of this reporting period, November 30, 1997, the portfolio mix was 74.7% in bonds and 23.7% in common stocks.

Bonds
The Federal Reserve appears comfortable with the outlook that inflation will remain low, and this has calmed the bond market. Asian deflation, which is expected to deepen the U.S. trade deficit, together with a shrinking U.S. budget deficit produce an interesting supply/demand relationship for U.S. Treasury securities. If there are more U.S. dollars in Asian hands, and less of a need by the U.S. Treasury to issue securities, then this could cause prices for U.S. Treasury securities to rise (declining interest rates) because of strong demand versus smaller supply. In any event, the potential for rising interest rates appears to be low for the time being. In this more hospitable environment, we extended the average maturity of the portfolio.

Stocks
The stock market has had a correction since our last report of May 31, 1997, but has come back and is selling at a higher level than six months ago. Interest rates and inflation remain low, and although this is good for the stock market, we are seeing some earnings disappointments. The Asian situation, expected to be with us for some time, will affect our domestic markets. However, we remain optimistic on the U.S. stock market.

Our biggest winners over the period have been companies where our patience in holding these shares is beginning to pay off (Retailing and Telephones) and where the fundamentals remain strong (Banks, Finance, and Insurance). We continue to have a positive outlook for these industries and continue to add to these holdings.

Money Market Instruments
With the Fund's emphasis on income, this investment category is used for the temporary investment of cash prior to transitioning into more permanent investments in bonds and stocks. It can also serve as a liquidity reserve when needed. Investments are made in the highest quality money market instruments, usually U.S. Government Agencies' obligations.



                         ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1997
of the USAA Income Strategy Fund to be: Stocks 23.7%*   and  Bonds 74.7%*

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.



     TOP 5 EQUITY HOLDINGS
       (% OF NET ASSETS)
Boeing                        .6
Aetna                         .5
Lear                          .5
Morgan Stanley, Dean Witter,
   Discover & Company         .5
Dow Chemical                  .4

See page 8 for a complete listing of the Portfolio of Investments in Securities.



Income Strategy Fund

Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)


Assets
Investments in securities, at market value (identified cost of $20,473)                        $ 22,063
   Cash                                                                                              99
   Receivables:
      Capital shares sold                                                                            94
      Dividends and interest                                                                        258
      Securities sold                                                                                55
                                                                                               --------
         Total assets                                                                            22,569
                                                                                               --------
Liabilities
   Securities purchased                                                                             126
   Capital shares redeemed                                                                            2
   USAA Investment Management Company                                                                 5
   USAA Transfer Agency Company                                                                       3
   Accounts payable and accrued expenses                                                             22
                                                                                               --------
         Total liabilities                                                                          158
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $ 22,411
                                                                                               ========
Represented by:
   Paid-in capital                                                                             $ 20,533
   Accumulated undistributed net investment income                                                  162
   Accumulated net realized gain on investments                                                     126
   Net unrealized appreciation of investments                                                     1,590
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $ 22,411
                                                                                               ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                1,927
                                                                                               ========
   Net asset value, redemption price, and offering price per share                             $  11.63
                                                                                               ========


See accompanying notes to financial statements.



Income Strategy Fund
Portfolio of Investments in Securities

November 30, 1997
(Unaudited)

                                              Market
   Number                                      Value
  of Shares            Security                (000)
  ---------            --------                 ---

                     Stocks (23.7%)
         Aerospace/Defense (0.5%)
   2,400 Boeing Co.                        $    127
---------------------------------------------------

         Aluminum (0.4%)
   1,300 Aluminum Co. of America                 87
---------------------------------------------------

         Automobiles (0.3%)
   1,600 Ford Motor Co.                          69
---------------------------------------------------

         Auto Parts (0.8%)
   4,000 Intermet Corp.                          74
   2,200 Lear Corp. *                           103
---------------------------------------------------
                                                177
---------------------------------------------------

         Banks - Major Regional (0.3%)
   1,400 PNC Bank Corp.                          75
---------------------------------------------------

         Banks - Money Center (0.7%)
   1,000 BankAmerica Corp.                       73
     700 Bankers Trust New York Corp.            83
---------------------------------------------------
                                                156
---------------------------------------------------

         Chemicals (0.7%)
   1,000 Dow Chemical Co.                        99
   3,300 Millennium Chemicals, Inc.              76
---------------------------------------------------
                                                175
---------------------------------------------------

         Chemicals - Diversified (0.4%)
   2,200 B.F. Goodrich Co.                       98
---------------------------------------------------

         Communication - Equipment
           Manufacturers (0.4%)
   1,000 Lucent Technologies, Inc.               80
---------------------------------------------------

         Computer - Networking (0.4%)
     900 Cisco Systems, Inc. *                   78
---------------------------------------------------

         Consumer Jewelry and Novelties
           - Miscellaneous (0.4%)
   2,300 American Greetings Corp.                85
---------------------------------------------------

         Containers - Metals & Glass (0.4%)
   2,000 Ball Corp.                              77
---------------------------------------------------

         Drugs (0.7%)
   2,300 Pharmacia & Upjohn, Inc.                78
   1,600 SmithKline Beecham plc ADR              79
---------------------------------------------------
                                                157
---------------------------------------------------

         Electric (0.6%)
   2,400 Houston Industries, Inc.                57
   2,800 PG & E Corp.                            79
---------------------------------------------------
                                                136
---------------------------------------------------

         Electrical Equipment (0.3%)
   1,500 Rockwell International Corp.            73
---------------------------------------------------

         Electronics - Semiconductors (0.3%)
   2,200 National Semiconductor Corp. *          73
---------------------------------------------------

         Equipment - Semiconductors (0.3%)
   2,000 Applied Materials, Inc. *               66
---------------------------------------------------

         Finance - Consumer (0.4%)
   1,400 Associates First Capital Corp.          90
---------------------------------------------------

         Finance - Diversified (0.9%)
   2,000 Morgan Stanley, Dean Witter,
           Discover & Co.                       109
   1,500 PMI Group, Inc.                         97
---------------------------------------------------
                                                206
---------------------------------------------------

         Foods (0.3%)
     700 Ralston Purina Group                    65
---------------------------------------------------

         Healthcare - HMOs (0.5%)
   2,500 Humana, Inc. *                          55
   1,100 Pacificare Health Systems, Inc. *       57
---------------------------------------------------
                                                112
---------------------------------------------------

         Heavy Duty Trucks & Parts (0.4%)
   1,500 Aeroquip Vickers, Inc.                  77
---------------------------------------------------

         Household Products (0.5%)
   1,600 Kimberly-Clark Corp.                    83
     500 Procter & Gamble Co.                    38
---------------------------------------------------
                                                121
---------------------------------------------------

         Insurance - Life/Health (0.5%)
   1,400 Aetna, Inc.                            106
---------------------------------------------------

         Insurance - Multi-Line Companies (0.3%)
     675 American International Group, Inc.      68
---------------------------------------------------

         Insurance - Property/Casualty (1.4%)
   1,000 Allstate Corp.                          86
   2,400 Everest Reinsurance Holdings, Inc.      91
   2,000 Highlands Insurance Group, Inc. *       56
   2,000 Travelers Property Casualty Corp.       80
---------------------------------------------------
                                                313
---------------------------------------------------

         Leisure Time (0.4%)
   2,300 Brunswick Corp.                         77
---------------------------------------------------

         Machinery - Diversified (0.7%)
   1,600 Deere & Co.                             88
   2,581 Flowserve Corp. *                       69
---------------------------------------------------
                                                157
---------------------------------------------------

         Manufacturing - Diversified
           Industries (0.3%)
   1,600 Hillenbrand Industries, Inc.            71
---------------------------------------------------

         Manufacturing - Specialized (0.4%)
   2,300 Avery Dennison Corp.                    96
---------------------------------------------------

         Medical Products & Supplies (0.4%)
   2,000 Bausch & Lomb, Inc.                     79
---------------------------------------------------

         Metals/Mining (0.4%)
   2,600 Inco Ltd.                               50
   1,200 Titanium Metals Corp. *                 37
---------------------------------------------------
                                                 87
---------------------------------------------------

         Natural Gas (0.5%)
     800 NICOR, Inc.                             32
   1,700 Sonat, Inc.                             74
---------------------------------------------------
                                                106
---------------------------------------------------

         Oil - Domestic Integrated (0.4%)
   2,800 Occidental Petroleum Corp.              83
---------------------------------------------------

         Oil - International Integrated (0.3%)
   1,200 Texaco, Inc.                            68
---------------------------------------------------

         Oil & Gas - Drilling/Equipment (0.7%)
   1,000 Helmerich & Payne, Inc.                 76
   1,000 Schlumberger Ltd.                       82
---------------------------------------------------
                                                158
---------------------------------------------------

         Oil & Gas - Exploration
           & Production (0.5%)
   2,200 Apache Corp.                            81
   3,800 Gulf Canada Resources Ltd. *            26
---------------------------------------------------
                                                107
---------------------------------------------------

         Paper & Forest Products (0.7%)
     800 Jefferson Smurfit Corp. *               13
   4,700 Unisource Worldwide, Inc.               74
   1,500 Weyerhaeuser Co.                        79
---------------------------------------------------
                                                166
---------------------------------------------------

         Photography - Imaging (0.2%)
     600 Xerox Corp.                             47
---------------------------------------------------

         Publishing (0.3%)
   1,800 Houghton Mifflin Co.                    67
---------------------------------------------------

         Railroads / Shipping (0.3%)
   2,100 Norfolk Southern Corp.                  67
---------------------------------------------------

         Real Estate Investment Trusts (0.5%)
   2,000 Felcor Suite Hotels, Inc.               73
     800 Storage USA, Inc.                       31
---------------------------------------------------
                                                104
---------------------------------------------------

         Retail - Department Stores (0.3%)
   1,200 J.C. Penney Company, Inc.               77
---------------------------------------------------

         Retail - General Merchandising (0.4%)
   2,000 Sears, Roebuck & Co.                    92
---------------------------------------------------

         Services - Commercial
           & Consumer (0.4%)
   2,800 Dun & Bradstreet Corp.                  78
---------------------------------------------------

         Specialty Printing (0.3%)
   2,000 Deluxe Corp.                            71
---------------------------------------------------

         Telecommunications -
           Long Distance (0.8%)
   1,700 AT&T Corp.                              95
   1,500 Sprint Corp.                            88
---------------------------------------------------
                                                183
---------------------------------------------------

         Telephones (0.7%)
     914 Bell Atlantic Corp.                     81
   1,500 GTE Corp.                               76
---------------------------------------------------
                                                157
---------------------------------------------------

         Tobacco (0.4%)
   2,100 Philip Morris Companies, Inc.           91
---------------------------------------------------

         Waste Management (0.3%)
   3,000 Waste Management, Inc.                  74
---------------------------------------------------

         Total stocks (cost: $4,326)          5,310
---------------------------------------------------


Principal                                   Market
 Amount                                     Value
 (000)          Security                    (000)
  ---           --------                    -----

               Bonds (74.7%)
$    500 Central Power & Light Co.,
           6.63%, 7/01/05                  $    503
     500 Citicorp, 6.38%, 1/15/06               491
     500 Ford Motor Credit Co.,
           6.13%, 1/09/06                       485
     175 Household Finance Corp.,
           6.88%, 3/01/07                       177
     500 Hydro Quebec (Canada),
           6.98%, 2/28/05                       515
     500 Pacific Bell, 5.88%, 2/15/06           483
     500 Sara Lee Corp., 6.30%, 11/07/05        500
     500 Waste Management, Inc.,
           7.00%, 10/15/06                      498
      96 Government National Mortgage
           Association, 7.00%, 3/15/26           97
   1,679 Government National Mortgage
           Association, 7.00%, 3/15/26        1,686
     262 Government National Mortgage
           Association, 7.00%, 2/15/27          263
      98 Government National Mortgage
           Association, 7.50%, 8/15/26          100
   1,464 Government National Mortgage
           Association, 7.50%, 11/15/26       1,495
     490 Government National Mortgage
           Association, 7.50%, 5/15/27          500
     304 U.S. Treasury Bonds,
           6.50%, 11/15/26                      320
   7,139 U.S. Treasury Bonds,
           7.88%, 2/15/21                     8,640
                                           --------
         Total bonds (cost: $16,147)         16,753
                                           --------
         Total investments (cost: $20,473) $ 22,063
                                           ========

---------------------
*Non-income producing.




Income Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1997
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 3.4% of net assets at November 30, 1997.


See accompanying notes to financial statements.




Income Strategy Fund
Statement of Operations
(in Thousands)

Six-month period ended November 30, 1997
(Unaudited)


Net investment income:
   Income:
      Dividends                                                                                 $    42
      Interest                                                                                      451
                                                                                                -------
         Total income                                                                               493
                                                                                                -------
   Expenses:
      Management fees                                                                                44
      Transfer agent's fees                                                                          14
      Custodian's fees                                                                               20
      Postage                                                                                         1
      Shareholder reporting fees                                                                      1
      Trustees' fees                                                                                  2
      Registration fees                                                                              30
      Professional fees                                                                              13
      Other                                                                                           2
                                                                                                -------
         Total expenses before reimbursement                                                        127
      Expenses reimbursed                                                                           (39)
                                                                                                -------
         Total expenses after reimbursement                                                          88
                                                                                                -------
            Net investment income                                                                   405
                                                                                                -------
Net realized and unrealized gain on investments:
      Net realized gain on investments                                                              125
      Change in net unrealized appreciation/depreciation of investments                             996
                                                                                                -------
            Net realized and unrealized gain                                                      1,121
                                                                                                -------
Increase in net assets resulting from operations                                                $ 1,526
                                                                                                =======


See accompanying notes to financial statements.




Income Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)


                                                                             11/30/97         05/31/97
                                                                             --------         --------
From operations:
   Net investment income                                                     $     405       $     624
   Net realized gain on investments                                                125              52
   Change in net unrealized appreciation/depreciation of investments               996             998
                                                                             ---------       ---------
      Increase in net assets resulting from operations                           1,526           1,674
                                                                             ---------       ---------
Distributions to shareholders from:
   Net investment income                                                          (356)           (620)
                                                                             ---------       ---------
   Net realized gains                                                           -                  (58)
                                                                             ---------       ---------

From capital share transactions:
   Proceeds from shares sold                                                     8,094           3,824
   Shares issued for dividends reinvested                                          220             378
   Cost of shares redeemed                                                        (951)         (3,493)
                                                                             ---------       ---------
      Increase in net assets from capital share transactions                     7,363             709
                                                                             ---------       ---------
Net increase in net assets                                                       8,533           1,705
Net assets:
   Beginning of period                                                          13,878          12,173
                                                                             ---------       ---------
   End of period                                                             $  22,411       $  13,878
                                                                             =========       =========


Undistributed net investment income included in net assets:
   Beginning of period                                                       $     113       $     109
                                                                             =========       =========
   End of period                                                             $     162       $     113
                                                                             =========       =========

Change in shares outstanding:
   Shares sold                                                                     711             366
   Shares issued for dividends reinvested                                           20              37
   Shares redeemed                                                                 (84)           (333)
                                                                             ---------       ---------
      Increase in shares outstanding                                               647              70
                                                                             =========       =========

See accompanying notes to financial statements.




Income Strategy Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)

(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $7,738,003 and $494,950, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $1,684,083 and $94,412, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.0% of its annual average net assets through October 1, 1998.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1997, the Association and its affiliates owned 502,387 shares (26.1%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                                    Six-Month                           Nine-Month
                                                  Period Ended       Year Ended        Period Ended
                                                  November 30,         May 31,            May 31,
                                                      1997              1997               1996*
                                                      ----              ----               ----
Net asset value at
   beginning of period                              $   10.84         $   10.06         $   10.00
Net investment income                                     .24               .50               .39(b)
Net realized and
   unrealized gain (loss)                                 .79               .83              (.06)
Distributions from net
   investment income                                     (.24)             (.50)             (.22)
Distributions of realized
   capital gains                                          -                (.05)             (.05)
                                                    ---------         ---------         ---------
Net asset value at
   end of period                                    $   11.63         $   10.84         $   10.06
                                                    =========         =========         =========

Total return (%) **                                      9.60             13.59              3.23
Net assets at end of period (000)                   $  22,411         $  13,878         $  12,173
Ratio of expenses to
   average net assets (%)                                1.00(a,c)         1.00(c)           1.00(a,c)
Ratio of net investment
   income to average
   net assets (%)                                        4.55(a,c)         4.80(c)           4.71(a,c)
Portfolio turnover (%)                                   2.82             64.71             78.60
Average commission rate
   paid per share +                                 $   .0491         $   .0478         $   .0496



  * Fund commenced operations September 1, 1995.
 ** Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
(c) The information contained in the preceding table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:


                                                    Six-Month                           Nine-Month
                                                  Period Ended       Year Ended        Period Ended
                                                  November 30,         May 31,            May 31,
                                                      1997              1997               1996*
                                                      ----              ----               ----
Ratio of expenses to
   average net assets (%)                            1.43(a)            1.51               1.78(a)
Ratio of net investment income
   to average net assets (%)                         4.12(a)            4.29               3.93(a)
